EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2014

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2-3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Core Net Interest Income	7
Reconciliation from Reported to Managed Summary	8

Business Detail
Line of Business Financial Highlights - Managed Basis	9
Consumer & Community Banking	10-11
Consumer & Business Banking	12
Mortgage Banking	13-16
Card, Merchant Services & Auto	17-18
Corporate & Investment Bank	19-21
Commercial Banking	22-23
Asset Management	24-26
Corporate/Private Equity	27-28
Credit-Related Information	29-32
Supplemental Detail
Capital and Other Selected Balance Sheet Items	33
Per Share-Related Information	34
Non-GAAP Financial Measures	35

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
								1Q14 Change
SELECTED INCOME STATEMENT DATA	1Q14		4Q13	3Q13	2Q13		1Q13	4Q13	1Q13
Reported Basis
Total net revenue	$22,993		$23,156	$23,117	$25,211		$25,122	(1)%	(8)%
Total noninterest expense	14,636		15,552	23,626	15,866		15,423	(6)	(5)
Pre-provision profit/(loss)	8,357		7,604	(509)	9,345		9,699	10	(14)
Provision for credit losses	850		104	(543)	47		617	NM	38
NET INCOME/(LOSS)	5,274		5,278	(380)	6,496		6,529	-	(19)

Managed Basis (a)
Total net revenue	23,863		24,112	23,880	25,958		25,848	(1)	(8)
Total noninterest expense	14,636		15,552	23,626	15,866		15,423	(6)	(5)
Pre-provision profit	9,227		8,560	254	10,092		10,425	8	(11)
Provision for credit losses	850		104	(543)	47		617	NM	38
NET INCOME/(LOSS)	5,274		5,278	(380)	6,496		6,529	-	(19)

PER COMMON SHARE DATA
Net income/(loss): Basic	1.29		1.31	(0.17)	1.61		1.61	(2)	(20)
Diluted	1.28		1.30	(0.17)	1.60		1.59	(2)	(19)
Cash dividends declared	0.38		0.38	0.38	0.38	(h)	0.30	-	27
Book value	54.05		53.25	52.01	52.48		52.02	2	4
Tangible book value (b)	41.73		40.81	39.51	39.97		39.54	2	6

COMMON SHARES OUTSTANDING
Average: Basic	3,787.2		3,762.1	3,767.0	3,782.4		3,818.2	1	(1)
Diluted	3,823.6		3,797.1	3,767.0	3,814.3		3,847.0	1	(1)
Common shares at period-end	3,784.7		3,756.1	3,759.2	3,769.0		3,789.8	1	-
Closing share price (c)	$60.71		$58.48	$51.69	$52.79		$47.46	4	28
Market capitalization	229,770		219,657	194,312	198,966		179,863	5	28

FINANCIAL RATIOS (d)
Return on common equity ("ROE")	10%		10%	(1)%	13%		13%
Return on tangible common equity ("ROTCE") (b)	13		14	(2)	17		17
Return on assets	0.89		0.87	(0.06)	1.09		1.14
Return on risk-weighted assets (e)(f)	1.51	(g)	1.52	(0.11)	1.85		1.88

CAPITAL RATIOS (f)
Tier 1 capital ratio	12.1	(g)	11.9	11.7	11.6		11.6
Total capital ratio	14.6	(g)	14.4	14.3	14.1		14.1
Tier 1 common capital ratio	10.9	(g)	10.7	10.5	10.4		10.2

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Summary on page 8.

(b)
Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents tangible common equity divided by period-end common shares. ROTCE measures the Firm's annualized earnings as a percentage of tangible common equity. For further discussion of these measures, see page 35.

(c)	Share price shown is from the New York Stock Exchange. The common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(d)	Ratios are based upon annualized amounts.

(e)	Return on Basel risk-weighted assets is annualized earnings divided by average risk-weighted assets.
(f) Basel III rules became effective on January 1, 2014; all prior period data is based on Basel I rules. For a further discussion, see footnote (a) on page 33.

(g)	Estimated.
(h) On May 21, 2013, the Board of Directors increased the quarterly common stock dividend from $0.30 to $0.38 per share.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,476,986	$2,415,689	$2,463,309	$2,439,494	$2,389,349	3%	4%
Loans:
Consumer, excluding credit card loans	288,168	289,063	288,350	288,096	290,082	-	(1)
Credit card loans	121,816	127,791	123,982	124,288	121,865	(5)	-
Wholesale loans	320,987	321,564	316,347	313,202	316,939	-	1
Total Loans	730,971	738,418	728,679	725,586	728,886	(1)	-
Deposits	1,282,705	1,287,765	1,281,102	1,202,950	1,202,507	-	7
Long-term debt (a)	274,512	267,889	263,372	266,212	268,361	2	2
Common stockholders' equity	204,572	200,020	195,512	197,781	197,128	2	4
Total stockholders' equity	219,655	211,178	206,670	209,239	207,086	4	6

Loans-to-deposits ratio	57%	57%	57%	60%	61%

Headcount	246,994	251,196	255,041	254,063	255,898	(2)	(3)

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$1,936	$2,372	$2,702	$3,089	$2,586	(18)	(25)
Corporate & Investment Bank	1,979	858	2,240	2,838	2,610	131	(24)
Commercial Banking	578	693	665	621	596	(17)	(3)
Asset Management	441	568	476	500	487	(22)	(9)
Corporate/Private Equity	340	787	(6,463)	(552)	250	(57)	36
NET INCOME/(LOSS)	$5,274	$5,278	$(380)	$6,496	$6,529	-	(19)

(a)
Included unsecured long-term debt of $206.1 billion, $199.4 billion, $199.2 billion, $199.1 billion and $206.1 billion for the periods ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q14 Change
REVENUE	1Q14		4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
Investment banking fees	$1,420		$1,685	$1,507	$1,717	$1,445	(16)%	(2)%
Principal transactions (a)	3,322		(42)	2,662	3,760	3,761	NM	(12)
Lending- and deposit-related fees	1,405		1,469	1,519	1,489	1,468	(4)	(4)
Asset management, administration and commissions	3,836		3,975	3,667	3,865	3,599	(3)	7
Securities gains	30		8	26	124	509	275	(94)
Mortgage fees and related income	514		1,089	841	1,823	1,452	(53)	(65)
Card income	1,408		1,582	1,518	1,503	1,419	(11)	(1)
Other income	391		2,483	602	226	536	(84)	(27)
Noninterest revenue	12,326		12,249	12,342	14,507	14,189	1	(13)
Interest income (b)	12,793		13,166	13,066	13,072	13,365	(3)	(4)
Interest expense (b)	2,126		2,259	2,291	2,368	2,432	(6)	(13)
Net interest income	10,667		10,907	10,775	10,704	10,933	(2)	(2)
TOTAL NET REVENUE	22,993		23,156	23,117	25,211	25,122	(1)	(8)

Provision for credit losses	850		104	(543)	47	617	NM	38

NONINTEREST EXPENSE
Compensation expense	7,859		7,052	7,325	8,019	8,414	11	(7)
Occupancy expense	952		941	947	904	901	1	6
Technology, communications and equipment expense	1,411		1,376	1,356	1,361	1,332	3	6
Professional and outside services	1,786		2,109	1,897	1,901	1,734	(15)	3
Marketing	564		745	588	578	589	(24)	(4)
Other expense (c)	1,933		3,136	11,373	2,951	2,301	(38)	(16)
Amortization of intangibles	131		193	140	152	152	(32)	(14)
TOTAL NONINTEREST EXPENSE	14,636		15,552	23,626	15,866	15,423	(6)	(5)
Income before income tax expense	7,507		7,500	34	9,298	9,082	-	(17)
Income tax expense	2,233		2,222	414	2,802	2,553	-	(13)
NET INCOME/(LOSS)	$5,274		$5,278	$(380)	$6,496	$6,529	-	(19)

PER COMMON SHARE DATA
Basic earnings	$1.29		$1.31	$(0.17)	$1.61	$1.61	(2)	(20)
Diluted earnings	1.28		1.30	(0.17)	1.60	1.59	(2)	(19)

FINANCIAL RATIOS
Return on common equity (d)	10%		10%	(1)%	13%	13%
Return on tangible common equity (d)(e)	13		14	(2)	17	17
Return on assets (d)	0.89		0.87	(0.06)	1.09	1.14
Return on risk-weighted assets (d)(e)(f)	1.51	(g)	1.52	(0.11)	1.85	1.88
Effective income tax rate	30		30	NM	30	28
Overhead ratio	64		67	102	63	61

(a)	Included a $(1.5) billion loss in the fourth quarter of 2013 as a result of implementing a funding valuation adjustment ("FVA") framework for OTC derivatives and structured notes.

(b)	Prior period amounts have been reclassified to conform with current period presentation.

(c)
Included Firmwide legal expense of $0.8 billion, $9.3 billion, $0.7 billion and $0.3 billion for the three months ended December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively; legal expense for the three months ended March 31, 2014 was not material.

(d)	Ratios are based upon annualized amounts.

(e)	For further discussion of ROTCE and return on Basel I risk-weighted assets, see pages 2 and 35.

(f)	Basel III rules became effective on January 1, 2014; all prior period data is based on Basel I rules. For a further discussion, see footnote (a) on page 33.

(g)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Mar 31, 2014
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2014	2013	2013	2013	2013	2013	2013
ASSETS
Cash and due from banks	$26,321	$39,771	$30,664	$29,214	$45,524	(34)%	(42)%
Deposits with banks	372,531	316,051	371,445	311,318	257,635	18	45
Federal funds sold and securities purchased under
resale agreements	265,168	248,116	235,916	252,507	218,343	7	21
Securities borrowed	122,021	111,465	122,438	117,158	114,058	9	7
Trading assets:
Debt and equity instruments	315,932	308,905	316,560	327,719	360,382	2	(12)
Derivative receivables	59,272	65,759	66,788	73,751	70,609	(10)	(16)
Securities	351,850	354,003	356,556	354,725	365,744	(1)	(4)
Loans	730,971	738,418	728,679	725,586	728,886	(1)	-
Less: Allowance for loan losses	15,847	16,264	17,571	19,384	20,780	(3)	(24)
Loans, net of allowance for loan losses	715,124	722,154	711,108	706,202	708,106	(1)	1
Accrued interest and accounts receivable	73,122	65,160	66,269	81,562	74,208	12	(1)
Premises and equipment	14,919	14,891	14,876	14,574	14,541	-	3
Goodwill	48,065	48,081	48,100	48,057	48,067	-	-
Mortgage servicing rights	8,552	9,614	9,490	9,335	7,949	(11)	8
Other intangible assets	1,489	1,618	1,817	1,951	2,082	(8)	(28)
Other assets	102,620	110,101	111,282	111,421	102,101	(7)	1
TOTAL ASSETS	$2,476,986	$2,415,689	$2,463,309	$2,439,494	$2,389,349	3	4

LIABILITIES
Deposits	$1,282,705	$1,287,765	$1,281,102	$1,202,950	$1,202,507	-	7
Federal funds purchased and securities loaned or sold
under repurchase agreements	217,442	181,163	218,728	258,962	248,245	20	(12)
Commercial paper	60,825	57,848	53,741	56,631	58,835	5	3
Other borrowed funds	31,951	27,994	30,436	30,385	27,200	14	17
Trading liabilities:
Debt and equity instruments	91,471	80,430	87,334	84,208	63,737	14	44
Derivative payables	49,138	57,314	60,785	64,385	61,989	(14)	(21)
Accounts payable and other liabilities	202,499	194,491	212,283	211,432	193,089	4	5
Beneficial interests issued by consolidated VIEs	46,788	49,617	48,858	55,090	58,300	(6)	(20)
Long-term debt	274,512	267,889	263,372	266,212	268,361	2	2
TOTAL LIABILITIES	2,257,331	2,204,511	2,256,639	2,230,255	2,182,263	2	3

STOCKHOLDERS' EQUITY
Preferred stock	15,083	11,158	11,158	11,458	9,958	35	51
Common stock	4,105	4,105	4,105	4,105	4,105	-	-
Capital surplus	92,623	93,828	93,555	93,416	93,161	(1)	(1)
Retained earnings	119,318	115,756	112,135	114,216	109,402	3	9
Accumulated other comprehensive income	2,276	1,199	390	136	3,491	90	(35)
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	-	-
Treasury stock, at cost	(13,729)	(14,847)	(14,652)	(14,071)	(13,010)	8	(6)
TOTAL STOCKHOLDERS' EQUITY	219,655	211,178	206,670	209,239	207,086	4	6
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,476,986	$2,415,689	$2,463,309	$2,439,494	$2,389,349	3	4

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
						1Q14 Change
AVERAGE BALANCES	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
ASSETS
Deposits with banks	$319,130	$329,322	$321,271	$265,821	$156,988	(3)%	103%
Federal funds sold and securities purchased under
resale agreements	245,389	233,149	229,730	231,972	231,421	5	6
Securities borrowed	118,227	117,730	119,950	115,194	120,337	-	(2)
Trading assets - debt instruments	202,387	208,032	212,228	240,952	250,502	(3)	(19)
Securities	348,771	348,223	351,648	359,108	368,673	-	(5)
Loans	730,312	729,621	723,538	727,499	725,124	-	1
Other assets (a)	41,430	39,384	39,048	39,920	43,039	5	(4)
Total interest-earning assets	2,005,646	2,005,461	1,997,413	1,980,466	1,896,084	-	6
Trading assets - equity instruments	112,525	111,051	103,347	116,333	120,192	1	(6)
Trading assets - derivative receivables	64,820	68,709	71,657	75,310	74,918	(6)	(13)
All other noninterest-earning assets	219,713	222,380	217,352	227,861	230,836	(1)	(5)
TOTAL ASSETS	$2,402,704	$2,407,601	$2,389,769	$2,399,970	$2,322,030	-	3
LIABILITIES
Interest-bearing deposits	$866,759	$860,067	$832,192	$810,096	$787,870	1	10
Federal funds purchased and securities loaned or
sold under repurchase agreements	200,918	207,747	231,938	264,240	250,827	(3)	(20)
Commercial paper	58,682	54,098	53,287	54,391	53,084	8	11
Trading liabilities - debt, short-term and other liabilities (b)	214,810	211,414	213,261	201,668	184,824	2	16
Beneficial interests issued by consolidated VIEs	49,058	49,866	52,522	56,742	60,341	(2)	(19)
Long-term debt	269,403	265,676	265,396	270,796	254,326	1	6
Total interest-bearing liabilities	1,659,630	1,648,868	1,648,596	1,657,933	1,591,272	1	4
Noninterest-bearing deposits	377,520	381,242	364,495	363,537	355,913	(1)	6
Trading liabilities - equity instruments	16,432	15,209	14,696	13,737	13,203	8	24
Trading liabilities - derivative payables	53,143	60,011	63,378	66,246	68,683	(11)	(23)
All other noninterest-bearing liabilities	80,626	94,753	89,419	90,139	88,618	(15)	(9)
TOTAL LIABILITIES	2,187,351	2,200,083	2,180,584	2,191,592	2,117,689	(1)	3
Preferred stock	13,556	11,158	11,953	11,095	9,608	21	41
Common stockholders' equity	201,797	196,360	197,232	197,283	194,733	3	4
TOTAL STOCKHOLDERS' EQUITY	215,353	207,518	209,185	208,378	204,341	4	5
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,402,704	$2,407,601	$2,389,769	$2,399,970	$2,322,030	-	3

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.33%	0.32%	0.33%	0.34%	0.42%
Federal funds sold and securities purchased under
resale agreements	0.72	0.77	0.84	0.85	0.90
Securities borrowed (d)	(0.30)	(0.19)	(0.12)	(0.11)	(0.02)
Trading assets - debt instruments (e)	3.59	3.60	3.60	3.57	3.62
Securities	2.77	2.61	2.40	2.10	2.19
Loans	4.49	4.54	4.57	4.62	4.78
Other assets (a)	1.58	1.62	1.54	1.48	0.75
Total interest-earning assets	2.63	2.64	2.63	2.68	2.89

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.20	0.22	0.25	0.27	0.28
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.33	0.28	0.19	0.24	0.27
Commercial paper	0.23	0.21	0.21	0.21	0.20
Trading liabilities - debt, short-term and other liabilities (b)(d)(e)	0.44	0.56	0.54	0.50	0.58
Beneficial interests issued by consolidated VIEs	0.87	0.84	0.85	0.89	0.90
Long-term debt	1.76	1.81	1.85	1.87	2.06
Total interest-bearing liabilities	0.52	0.54	0.55	0.57	0.62

INTEREST RATE SPREAD (e)	2.11%	2.10%	2.08%	2.11%	2.27%
NET YIELD ON INTEREST-EARNING ASSETS	2.20%	2.20%	2.18%	2.20%	2.37%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is the result of increased client-driven demand for certain securities combined with the impact of low interest rates; the offset of this matched book activity is reflected as lower net interest expense reported within trading liabilities - debt, short-term and other liabilities.

(e)	Prior period amounts have been reclassified to conform with current period presentation.

JPMORGAN CHASE & CO.
CORE NET INTEREST INCOME
(in millions, except rates)

In addition to reviewing net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset-liability management) and deposit-raising activities (which excludes the impact of Corporate & Investment Bank's ("CIB") market-based activities). The core data presented below are non-GAAP financial measures due to the exclusion of CIB's market-based net interest income and the related assets. Management believes this exclusion provides investors and analysts a more meaningful measure by which to analyze the non-market-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on core lending, investing and deposit-raising activities. For a further discussion of these measures, see Explanation and Reconciliation of the Firm's Use of Non-GAAP Financial Measures on pages 82-83 of the Annual Report on Form 10-K for the year ended December 31, 2013 (the "2013 Annual Report").

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
CORE NET INTEREST INCOME DATA (a)
Net interest income - managed basis (b)(c)	$10,893	$11,096	$10,956	$10,869	$11,095	(2)	(2)%
Less: Market-based net interest income	1,056	1,093	1,109	1,345	1,432	(3)	(26)
Core net interest income (b)	$9,837	$10,003	$9,847	$9,524	$9,663	(2)	2

Average interest-earning assets	$2,005,646	$2,005,461	$1,997,413	$1,980,466	$1,896,084	-	6
Less: Average market-based earning assets	507,499	501,716	493,780	512,631	508,941	1	-
Core average interest-earning assets	$1,498,147	$1,503,745	$1,503,633	$1,467,835	$1,387,143	-	8

Net interest yield on interest-earning assets -
managed basis	2.20%	2.20%	2.18%	2.20%	2.37%
Net interest yield on market-based activities	0.84	0.86	0.89	1.05	1.14
Core net interest yield on core average interest-earning assets	2.66	2.64	2.60	2.60	2.83

(a)
Includes core lending, investing and deposit-raising activities on a managed basis across each of the business segments and Corporate/Private Equity; excludes the market-based activities within the CIB.

(b)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(c)	For a reconciliation of net interest income on a reported and managed basis, see Reconciliation from Reported to Managed Summary on page 8.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions, except ratios)
The Firm prepares its consolidated financial statements using accounting principles generally accepted in the U.S. ("U.S. GAAP"). That presentation, which is referred to as "reported” basis, provides the reader with an understanding of the Firm's results that can be tracked consistently from year to year and enables a comparison of the Firm's performance with other companies' U.S. GAAP financial statements. In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 35.
The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
OTHER INCOME
Other income - reported	$391	$2,483	$602	$226	$536	(84)%	(27)%
Fully taxable-equivalent adjustments (a)	644	767	582	582	564	(16)	14
Other income - managed	$1,035	$3,250	$1,184	$808	$1,100	(68)	(6)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$12,326	$12,249	$12,342	$14,507	$14,189	1	(13)
Fully taxable-equivalent adjustments (a)	644	767	582	582	564	(16)	14
Total noninterest revenue - managed	$12,970	$13,016	$12,924	$15,089	$14,753	-	(12)

NET INTEREST INCOME
Net interest income - reported	$10,667	$10,907	$10,775	$10,704	$10,933	(2)	(2)
Fully taxable-equivalent adjustments (a)	226	189	181	165	162	20	40
Net interest income - managed	$10,893	$11,096	$10,956	$10,869	$11,095	(2)	(2)

TOTAL NET REVENUE
Total net revenue - reported	$22,993	$23,156	$23,117	$25,211	$25,122	(1)	(8)
Fully taxable-equivalent adjustments (a)	870	956	763	747	726	(9)	20
Total net revenue - managed	$23,863	$24,112	$23,880	$25,958	$25,848	(1)	(8)

PRE-PROVISION PROFIT/(LOSS)
Pre-provision profit - reported	$8,357	$7,604	$(509)	$9,345	$9,699	10	(14)
Fully taxable-equivalent adjustments (a)	870	956	763	747	726	(9)	20
Pre-provision profit - managed	$9,227	$8,560	$254	$10,092	$10,425	8	(11)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$7,507	$7,500	$34	$9,298	$9,082	-	(17)
Fully taxable-equivalent adjustments (a)	870	956	763	747	726	(9)	20
Income before income tax expense - managed	$8,377	$8,456	$797	$10,045	$9,808	(1)	(15)

INCOME TAX EXPENSE
Income tax expense - reported	$2,233	$2,222	$414	$2,802	$2,553	-	(13)
Fully taxable-equivalent adjustments (a)	870	956	763	747	726	(9)	20
Income tax expense - managed	$3,103	$3,178	$1,177	$3,549	$3,279	(2)	(5)

OVERHEAD RATIO
Overhead ratio - reported	64%	67%	102%	63%	61%
Overhead ratio - managed	61	64	99	61	60

(a)	Predominantly recognized in the Corporate & Investment Bank and Commercial Banking business segments and Corporate/Private Equity.

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
TOTAL NET REVENUE (fully taxable-equivalent ("FTE"))
Consumer & Community Banking	$10,460	$11,314	$11,082	$12,015	$11,615	(8)%	(10)%
Corporate & Investment Bank	8,606	6,020	8,189	9,876	10,140	43	(15)
Commercial Banking	1,651	1,847	1,725	1,728	1,673	(11)	(1)
Asset Management	2,778	3,179	2,763	2,725	2,653	(13)	5
Corporate/Private Equity	368	1,752	121	(386)	(233)	(79)	NM
TOTAL NET REVENUE	$23,863	$24,112	$23,880	$25,958	$25,848	(1)	(8)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,437	$7,321	$6,867	$6,864	$6,790	(12)	(5)
Corporate & Investment Bank	5,604	4,892	4,999	5,742	6,111	15	(8)
Commercial Banking	686	653	661	652	644	5	7
Asset Management	2,075	2,245	2,003	1,892	1,876	(8)	11
Corporate/Private Equity	(166)	441	9,096	716	2	NM	NM
TOTAL NONINTEREST EXPENSE	$14,636	$15,552	$23,626	$15,866	$15,423	(6)	(5)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,023	$3,993	$4,215	$5,151	$4,825	1	(17)
Corporate & Investment Bank	3,002	1,128	3,190	4,134	4,029	166	(25)
Commercial Banking	965	1,194	1,064	1,076	1,029	(19)	(6)
Asset Management	703	934	760	833	777	(25)	(10)
Corporate/Private Equity	534	1,311	(8,975)	(1,102)	(235)	(59)	NM
PRE-PROVISION PROFIT	$9,227	$8,560	$254	$10,092	$10,425	8	(11)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$816	$72	$(267)	$(19)	$549	NM	49
Corporate & Investment Bank	49	(19)	(218)	(6)	11	NM	345
Commercial Banking	5	43	(41)	44	39	(88)	(87)
Asset Management	(9)	21	—	23	21	NM	NM
Corporate/Private Equity	(11)	(13)	(17)	5	(3)	15	(267)
PROVISION FOR CREDIT LOSSES	$850	$104	$(543)	$47	$617	NM	38

NET INCOME/(LOSS)
Consumer & Community Banking	$1,936	$2,372	$2,702	$3,089	$2,586	(18)	(25)
Corporate & Investment Bank	1,979	858	2,240	2,838	2,610	131	(24)
Commercial Banking	578	693	665	621	596	(17)	(3)
Asset Management	441	568	476	500	487	(22)	(9)
Corporate/Private Equity	340	787	(6,463)	(552)	250	(57)	36
TOTAL NET INCOME/(LOSS)	$5,274	$5,278	$(380)	$6,496	$6,529	-	(19)

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$703	$753	$780	$727	$723	(7)%	(3)%
Asset management, administration and commissions	503	507	515	561	533	(1)	(6)
Mortgage fees and related income	514	1,087	839	1,819	1,450	(53)	(65)
Card income	1,348	1,518	1,460	1,445	1,362	(11)	(1)
All other income	366	399	367	369	338	(8)	8
Noninterest revenue	3,434	4,264	3,961	4,921	4,406	(19)	(22)
Net interest income	7,026	7,050	7,121	7,094	7,209	-	(3)
TOTAL NET REVENUE	10,460	11,314	11,082	12,015	11,615	(8)	(10)

Provision for credit losses	816	72	(267)	(19)	549	NM	49

NONINTEREST EXPENSE
Compensation expense	2,739	2,765	2,949	2,966	3,006	(1)	(9)
Noncompensation expense	3,604	4,458	3,817	3,789	3,676	(19)	(2)
Amortization of intangibles	94	98	101	109	108	(4)	(13)
TOTAL NONINTEREST EXPENSE	6,437	7,321	6,867	6,864	6,790	(12)	(5)

Income before income tax expense	3,207	3,921	4,482	5,170	4,276	(18)	(25)
Income tax expense	1,271	1,549	1,780	2,081	1,690	(18)	(25)
NET INCOME	$1,936	$2,372	$2,702	$3,089	$2,586	(18)	(25)

FINANCIAL RATIOS
ROE	15%	20%	23%	27%	23%
Overhead ratio	62	65	62	57	58

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$441,502	$452,929	$451,166	$460,642	$458,902	(3)	(4)
Loans:
Loans retained	386,314	393,351	390,345	392,067	393,575	(2)	(2)
Loans held-for-sale and loans at fair value (a)	7,411	7,772	10,758	15,274	16,277	(5)	(54)
Total loans	393,725	401,123	401,103	407,341	409,852	(2)	(4)
Deposits	487,674	464,412	458,867	456,814	457,176	5	7
Equity (b)	51,000	46,000	46,000	46,000	46,000	11	11

SELECTED BALANCE SHEET DATA (average)
Total assets	$450,424	$450,987	$453,881	$457,644	$463,527	-	(3)
Loans:
Loans retained	388,678	390,368	390,865	392,935	397,118	-	(2)
Loans held-for-sale and loans at fair value (a)	8,102	9,882	14,127	18,199	21,181	(18)	(62)
Total loans	396,780	400,250	404,992	411,134	418,299	(1)	(5)
Deposits	471,581	461,097	456,940	453,586	441,335	2	7
Equity (b)	51,000	46,000	46,000	46,000	46,000	11	11

Headcount	145,651	151,333	156,064	157,886	161,123	(4)	(10)

(a)
Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.

(b)	2014 includes $3.0 billion of operational risk capital held at the CCB level related to legacy mortgage servicing matters.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$1,266	$1,316	$1,330	$1,481	$1,699	(4)%	(25)%
Nonaccrual loans:
Nonaccrual loans retained	7,301	7,455	8,029	8,540	8,996	(2)	(19)
Nonaccrual loans held-for-sale and loans
at fair value	39	40	40	41	42	(3)	(7)
Total nonaccrual loans (b)(c)(d)	7,340	7,495	8,069	8,581	9,038	(2)	(19)
Nonperforming assets (b)(c)(d)	7,971	8,149	8,713	9,212	9,708	(2)	(18)
Allowance for loan losses (a)	11,686	12,201	13,500	15,095	16,599	(4)	(30)

Net charge-off rate (a)(e)	1.32%	1.34%	1.35%	1.51%	1.74%
Net charge-off rate, excluding purchased credit-impaired
("PCI") loans (e)	1.53	1.55	1.57	1.77	2.04
Allowance for loan losses to period-end loans retained	3.03	3.10	3.46	3.85	4.22
Allowance for loan losses to period-end loans retained,
excluding PCI loans (f)	2.27	2.36	2.54	2.80	3.25
Allowance for loan losses to nonaccrual loans
retained, excluding credit card (b)(f)	55	57	55	58	65
Nonaccrual loans to total period-end loans, excluding
credit card	2.70	2.74	2.91	3.03	3.14
Nonaccrual loans to total period-end loans, excluding
credit card and PCI loans (b)	3.33	3.40	3.63	3.79	3.94

BUSINESS METRICS
Number of:
Branches	5,632	5,630	5,652	5,657	5,632	-	-
ATMs (g)	20,370	20,290	20,041	19,852	19,418	-	5
Active online customers (in thousands)	35,038	33,742	32,916	32,245	32,281	4	9
Active mobile customers (in thousands)	16,405	15,629	14,993	14,013	13,263	5	24

(a)
Net charge-offs and the net charge-off rates for the three months ended March 31, 2014 and December 31, 2013 excluded $61 million and $53 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(b)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(c)	Certain mortgage loans originated with the intent to sell are classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.

(d)
At March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.7 billion, $8.4 billion, $8.9 billion, $10.1 billion and $10.9 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $2.1 billion, $2.0 billion, $1.9 billion, $1.8 billion and $1.7 billion, respectively; and (3) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $387 million, $428 million, $456 million, $488 million and $523 million, respectively, that are 90 or more days past due. These amounts have been excluded from nonaccrual loans based upon the government guarantee.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the net charge-off rate.

(f)
The allowance for loan losses for PCI loans was $4.1 billion at March 31, 2014, $4.2 billion at December 31, 2013, $5.0 billion at September 30, 2013,and $5.7 billion at June 30, 2013 and March 31, 2013; these amounts were also excluded from the applicable ratios.

(g)	Includes Express Banking Kiosks ("EBK"). Prior periods were revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
CONSUMER & BUSINESS BANKING
Lending- and deposit-related fees	$691	$744	$770	$717	$711	(7)%	(3)%
Asset management, administration and commissions	483	470	465	454	426	3	13
Card income	376	384	384	378	349	(2)	8
All other income	122	122	127	124	119	-	3
Noninterest revenue	1,672	1,720	1,746	1,673	1,605	(3)	4
Net interest income	2,708	2,696	2,684	2,614	2,572	-	5
Total net revenue	4,380	4,416	4,430	4,287	4,177	(1)	5
Provision for credit losses	76	108	104	74	61	(30)	25
Noninterest expense	3,065	3,029	3,050	3,042	3,041	1	1
Income before income tax expense	1,239	1,279	1,276	1,171	1,075	(3)	15
Net income	$740	$780	$762	$698	$641	(5)	15

ROE	27%	28%	27%	25%	24%
Overhead ratio	70	69	69	71	73
Equity (period-end and average)	$11,000	$11,000	$11,000	$11,000	$11,000	-	-

BUSINESS METRICS
Business banking origination volume	$1,504	$1,298	$1,299	$1,317	$1,234	16	22
Period-end loans	19,589	19,416	19,029	18,950	18,739	1	5
Period-end deposits:
Checking	199,717	187,182	180,858	179,801	180,326	7	11
Savings	250,292	238,223	234,315	228,879	227,162	5	10
Time and other	25,092	26,022	28,277	29,255	30,431	(4)	(18)
Total period-end deposits	475,101	451,427	443,450	437,935	437,919	5	8
Average loans	19,450	19,021	18,884	18,758	18,711	2	4
Average deposits:
Checking	189,487	182,272	177,392	175,496	168,697	4	12
Savings	243,500	236,343	231,982	227,453	221,394	3	10
Time and other	25,478	27,354	28,728	29,840	31,029	(7)	(18)
Total average deposits	458,465	445,969	438,102	432,789	421,120	3	9
Deposit margin	2.27%	2.29%	2.32%	2.31%	2.36%
Average assets	$38,121	$37,818	$37,308	$37,250	$36,302	1	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$76	$102	$100	$74	$61	(25)	25
Net charge-off rate	1.58%	2.13%	2.10%	1.58%	1.32%
Allowance for loan losses	$707	$707	$701	$697	$698	-	1
Nonperforming assets	365	391	419	461	465	(7)	(22)

RETAIL BRANCH BUSINESS METRICS
Net new investment assets	$4,241	$3,606	$3,199	$4,269	$4,932	18	(14)
Client investment assets	195,706	188,840	178,989	171,925	168,527	4	16
% managed accounts	37%	36%	34%	33%	31%
Number of:
Chase Private Client locations	2,244	2,149	1,948	1,691	1,392	4	61
Personal bankers	22,654	23,588	22,961	22,825	23,130	(4)	(2)
Sales specialists	4,817	5,740	6,269	6,326	6,102	(16)	(21)
Client advisors	3,062	3,044	3,028	3,024	2,998	1	2
Chase Private Clients	239,665	215,888	192,358	165,331	134,206	11	79
Accounts (in thousands) (a)	29,819	29,437	29,301	28,937	28,530	1	5

(a)	Includes checking accounts and Chase Liquid® cards.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
MORTGAGE BANKING
Mortgage fees and related income	$514	$1,087	$839	$1,819	$1,450	(53)%	(65)%
All other income	(3)	51	38	101	93	NM	NM
Noninterest revenue	511	1,138	877	1,920	1,543	(55)	(67)
Net interest income	1,058	1,092	1,143	1,138	1,175	(3)	(10)
Total net revenue	1,569	2,230	2,020	3,058	2,718	(30)	(42)
Provision for credit losses	(23)	(782)	(1,044)	(657)	(198)	97	88
Noninterest expense	1,403	2,062	1,900	1,834	1,806	(32)	(22)
Income before income tax expense	189	950	1,164	1,881	1,110	(80)	(83)
Net income	$114	$562	$705	$1,142	$673	(80)	(83)

ROE	3%	11%	14%	23%	14%
Overhead ratio	89	92	94	60	66
Equity (period-end and average)	$18,000	$19,500	$19,500	$19,500	$19,500	(8)	(8)

FUNCTIONAL RESULTS
Mortgage Production
Production revenue	$161	$303	$311	$1,064	$995	(47)	(84)
Production-related net interest & other income	131	191	273	222	223	(31)	(41)
Production-related revenue, excluding repurchase (losses)/
benefits	292	494	584	1,286	1,218	(41)	(76)
Production expense (a)	478	989	669	720	710	(52)	(33)
Income, excluding repurchase (losses)/benefits	(186)	(495)	(85)	566	508	62	NM
Repurchase (losses)/benefits	128	221	175	16	(81)	(42)	NM
Income/(loss) before income tax expense/(benefit)	(58)	(274)	90	582	427	79	NM

Mortgage Servicing
Loan servicing revenue	$870	$854	$817	$945	$936	2	(7)
Servicing-related net interest & other income	88	102	99	110	100	(14)	(12)
Servicing-related revenue	958	956	916	1,055	1,036	-	(8)
Changes in MSR asset fair value due to collection/realization
of expected cash flows	(245)	(267)	(284)	(285)	(258)	8	5
Default servicing expense	364	474	623	475	497	(23)	(27)
Core servicing expense (a)	218	189	235	240	240	15	(9)
Income/(loss), excluding MSR risk management	131	26	(226)	55	41	404	220
MSR risk management, including related net interest
income/(expense)	(401)	(24)	(180)	78	(142)	NM	(182)
Income/(loss) before income tax expense/(benefit)	(270)	2	(406)	133	(101)	NM	(167)

Real Estate Portfolios
Noninterest revenue	$(45)	$(45)	$(113)	$(34)	$(17)	-	(165)
Net interest income	882	895	922	942	962	(1)	(8)
Total net revenue	837	850	809	908	945	(2)	(11)
Provision for credit losses	(26)	(783)	(1,046)	(662)	(202)	97	87
Noninterest expense	346	411	375	404	363	(16)	(5)
Income before income tax expense	517	1,222	1,480	1,166	784	(58)	(34)
Mortgage Banking income before income tax
expense	$189	$950	$1,164	$1,881	$1,110	(80)	(83)
Mortgage Banking net income	$114	$562	$705	$1,142	$673	(80)	(83)

Overhead ratios
Mortgage Production	113%	138%	88%	55%	62%
Mortgage Servicing	186	100	190	84	116
Real Estate Portfolios	41	48	46	44	38

(a)	Includes provision for credit losses.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
MORTGAGE BANKING (continued)
SUPPLEMENTAL MORTGAGE FEES AND RELATED
INCOME DETAILS
Net production revenue:
Production revenue	$161	$303	$311	$1,064	$995	(47)%	(84)%
Repurchase (losses)/benefits	128	221	175	16	(81)	(42)	NM
Net production revenue	289	524	486	1,080	914	(45)	(68)
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	870	854	817	945	936	2	(7)
Changes in MSR asset fair value due to collection/
realization of expected cash flows	(245)	(267)	(284)	(285)	(258)	8	5
Total operating revenue	625	587	533	660	678	6	(8)
Risk management:
Changes in MSR asset fair value due to market interest
rates and other (a)	(362)	421	80	1,072	546	NM	NM
Other changes in MSR asset fair value due to other inputs
and assumptions in model (b)	(460)	(65)	(173)	(36)	(237)	NM	(94)
Changes in derivative fair value and other	422	(380)	(87)	(957)	(451)	NM	NM
Total risk management	(400)	(24)	(180)	79	(142)	NM	(182)
Total net mortgage servicing revenue	225	563	353	739	536	(60)	(58)
Mortgage fees and related income	$514	$1,087	$839	$1,819	$1,450	(53)	(65)

MORTGAGE PRODUCTION AND MORTGAGE SERVICING
SELECTED BALANCE SHEET DATA
Period-end loans:
Prime mortgage, including option ARMs (c)	$15,290	$15,136	$15,571	$15,567	$17,257	1	(11)
Loans held-for-sale and loans at fair value (d)	7,107	7,446	10,447	15,274	16,277	(5)	(56)
Average loans:
Prime mortgage, including option ARMs (c)	15,391	15,641	15,878	16,933	17,554	(2)	(12)
Loans held-for-sale and loans at fair value (d)	7,787	9,571	14,060	18,199	21,181	(19)	(63)
Average assets	45,890	49,742	54,870	59,880	64,218	(8)	(29)
Repurchase liability (period-end)	534	651	1,945	2,245	2,430	(18)	(78)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Prime mortgage, including option ARMs	$3	$1	$2	$5	$4	200	(25)
Net charge-off rate:
Prime mortgage, including option ARMs	0.08%	0.03%	0.05%	0.12%	0.09%
30+ day delinquency rate (e)	2.34	2.75	3.16	3.46	3.04
Nonperforming assets (f)	$539	$559	$670	$707	$643	(4)	(16)
BUSINESS METRICS (in billions)
Mortgage origination volume by channel
Retail	$6.7	$9.8	$17.7	$23.3	$26.2	(32)	(74)
Correspondent (g)	10.3	13.5	22.8	25.7	26.5	(24)	(61)
Total mortgage origination volume (h)	$17.0	$23.3	$40.5	$49.0	$52.7	(27)	(68)
Mortgage application volume by channel
Retail	$14.6	$15.8	$20.7	$36.8	$34.7	(8)	(58)
Correspondent (g)	11.5	15.5	19.7	28.2	25.8	(26)	(55)
Total mortgage application volume	$26.1	$31.3	$40.4	$65.0	$60.5	(17)	(57)

(a)	Represents both the impact of changes in estimated future prepayments due to changes in market interest rates, and the difference between actual and expected prepayments.

(b)
Represents the aggregate impact of changes in model inputs and assumptions such as projected cash flows (e.g., cost to service), discount rates and changes in prepayments other than those attributable to changes in market interest rates (e.g., changes in prepayments due to changes in home prices).

(c)	Predominantly represents prime mortgage loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(d)
Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets and Condensed Average Balance Sheets.

(e)
At March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, excluded mortgage loans insured by U.S. government agencies of $8.8 billion, $9.6 billion, $10.0 billion,$11.2 billion and $11.9 billion, respectively, that are 30 or more days past due. These amounts were excluded based upon the government guarantee.

(f)
At March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.7 billion, $8.4 billion, $8.9 billion, $10.1 billion and $10.9 billion, respectively, that are 90 or more days past due; and (2) real estate owned insured by U.S. government agencies of $2.1 billion, $2.0 billion, $1.9 billion, $1.8 billion and $1.7 billion, respectively. These amounts have been excluded based upon the government guarantee.

(g)
Includes rural housing loans sourced through brokers and correspondents, which are underwritten and closed with pre-funding loan approval from the U.S. Department of Agriculture Rural Development, which acts as the guarantor in the transaction.

(h)
Firmwide mortgage origination volume was $18.2 billion, $25.1 billion, $44.2 billion, $52.0 billion and $55.1 billion for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS
											1Q14 Change
	1Q14		4Q13		3Q13		2Q13		1Q13		4Q13	1Q13
MORTGAGE BANKING (continued)

MORTGAGE PRODUCTION AND MORTGAGE SERVICING
(continued)
BUSINESS METRICS (in billions)(continued)
Third-party mortgage loans serviced (period-end)	$803.1		$815.5		$831.1		$832.0		$849.2		(2)%	(5)%
Third-party mortgage loans serviced (average)	809.3		823.3		831.5		840.6		854.3		(2)	(5)
MSR carrying value (period-end)	8.5		9.6		9.5		9.3		7.9		(11)	8
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.06%		1.18%		1.14%		1.12%		0.93%
Ratio of annualized loan servicing-related revenue to third-party
mortgage loans serviced (average)	0.37		0.38		0.38		0.41		0.42
MSR revenue multiple (a)	2.86	x	3.11	x	3.00	x	2.73	x	2.21	x

REAL ESTATE PORTFOLIOS
BUSINESS METRICS
Loans, excluding PCI loans
Period-end loans owned:
Home equity	$56,131		$57,863		$59,825		$62,326		$64,798		(3)	(13)
Prime mortgage, including option ARMs	51,520		49,463		47,958		44,003		41,997		4	23
Subprime mortgage	6,869		7,104		7,376		7,703		8,003		(3)	(14)
Other	529		551		568		589		604		(4)	(12)
Total period-end loans owned	$115,049		$114,981		$115,727		$114,621		$115,402		-	-
Average loans owned:
Home equity	$57,015		$58,838		$61,005		$63,593		$66,133		(3)	(14)
Prime mortgage, including option ARMs	50,735		48,875		46,177		43,007		41,808		4	21
Subprime mortgage	7,007		7,248		7,529		7,840		8,140		(3)	(14)
Other	540		560		579		597		619		(4)	(13)
Total average loans owned	$115,297		$115,521		$115,290		$115,037		$116,700		-	(1)

PCI loans
Period-end loans owned:
Home equity	$18,525		$18,927		$19,411		$19,992		$20,525		(2)	(10)
Prime mortgage	11,658		12,038		12,487		12,976		13,366		(3)	(13)
Subprime mortgage	4,062		4,175		4,297		4,448		4,561		(3)	(11)
Option ARMs	17,361		17,915		18,564		19,320		19,985		(3)	(13)
Total period-end loans owned	$51,606		$53,055		$54,759		$56,736		$58,437		(3)	(12)
Average loans owned:
Home equity	$18,719		$19,152		$19,677		$20,245		$20,745		(2)	(10)
Prime mortgage	11,870		12,273		12,705		13,152		13,524		(3)	(12)
Subprime mortgage	4,128		4,234		4,357		4,488		4,589		(3)	(10)
Option ARMs	17,687		18,234		18,890		19,618		20,227		(3)	(13)
Total average loans owned	$52,404		$53,893		$55,629		$57,503		$59,085		(3)	(11)

Total Real Estate Portfolios
Period-end loans owned:
Home equity	$74,656		$76,790		$79,236		$82,318		$85,323		(3)	(13)
Prime mortgage, including option ARMs	80,539		79,416		79,009		76,299		75,348		1	7
Subprime mortgage	10,931		11,279		11,673		12,151		12,564		(3)	(13)
Other	529		551		568		589		604		(4)	(12)
Total period-end loans owned	$166,655		$168,036		$170,486		$171,357		$173,839		(1)	(4)
Average loans owned:
Home equity	$75,734		$77,990		$80,682		$83,838		$86,878		(3)	(13)
Prime mortgage, including option ARMs	80,292		79,382		77,772		75,777		75,559		1	6
Subprime mortgage	11,135		11,482		11,886		12,328		12,729		(3)	(13)
Other	540		560		579		597		619		(4)	(13)
Total average loans owned	$167,701		$169,414		$170,919		$172,540		$175,785		(1)	(5)
Average assets	164,642		162,674		163,001		163,593		166,373		1	(1)
Home equity origination volume	655		643		580		499		402		2	63

(a)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
MORTGAGE BANKING (continued)

REAL ESTATE PORTFOLIOS (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries), excluding PCI loans (a)
Home equity	$166	$179	$218	$236	$333	(7)%	(50)%
Prime mortgage, including option ARMs	(7)	(8)	(11)	16	44	13	NM
Subprime mortgage	13	(6)	(4)	33	67	NM	(81)
Other	2	2	1	3	4	-	(50)
Total net charge-offs/(recoveries), excluding PCI loans	$174	$167	$204	$288	$448	4	(61)
Net charge-off/(recovery) rate, excluding PCI loans
Home equity	1.18%	1.21%	1.42%	1.49%	2.04%
Prime mortgage, including option ARMs	(0.06)	(0.06)	(0.09)	0.15	0.43
Subprime mortgage	0.75	(0.33)	(0.21)	1.69	3.34
Other	1.50	1.42	0.69	2.02	2.62
Total net charge-off/(recovery) rate, excluding PCI loans	0.61	0.57	0.70	1.00	1.56
Net charge-off/(recovery) rate - reported (a)
Home equity	0.89%	0.91%	1.07%	1.13%	1.55%
Prime mortgage, including option ARMs	(0.04)	(0.04)	(0.06)	0.08	0.24
Subprime mortgage	0.47	(0.21)	(0.13)	1.07	2.13
Other	1.50	1.42	0.69	2.02	2.62
Total net charge-off/(recovery) rate - reported	0.42	0.39	0.47	0.67	1.03

30+ day delinquency rate, excluding PCI loans (b)	3.33%	3.66%	3.81%	4.17%	4.61%
Allowance for loan losses, excluding PCI loans	$2,368	$2,568	$2,768	$3,268	$4,218	(8)	(44)
Allowance for PCI loans (a)	4,097	4,158	4,961	5,711	5,711	(1)	(28)
Allowance for loan losses	$6,465	$6,726	$7,729	$8,979	$9,929	(4)	(35)
Nonperforming assets (c)	6,796	6,919	7,385	7,801	8,349	(2)	(19)
Allowance for loan losses to period-end loans retained	3.88%	4.00%	4.53%	5.24%	5.71%
Allowance for loan losses to period-end loans retained,
excluding PCI loans	2.06	2.23	2.39	2.85	3.66

(a)
Net charge-offs and the net charge-off rates for the three months ended March 31, 2014 and December 31, 2013 excluded $61 million and $53 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(b)	The 30+ day delinquency rate for PCI loans was 14.34%, 15.31%, 16.19%, 17.92% and 19.26% at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
CARD, MERCHANT SERVICES & AUTO
Card income	$972	$1,134	$1,075	$1,067	$1,013	(14)%	(4)%
All other income	279	272	263	261	245	3	14
Noninterest revenue	1,251	1,406	1,338	1,328	1,258	(11)	(1)
Net interest income	3,260	3,262	3,294	3,342	3,462	-	(6)
Total net revenue	4,511	4,668	4,632	4,670	4,720	(3)	(4)
Provision for credit losses	763	746	673	564	686	2	11
Noninterest expense	1,969	2,230	1,917	1,988	1,943	(12)	1
Income before income tax expense	1,779	1,692	2,042	2,118	2,091	5	(15)
Net income	$1,082	$1,030	$1,235	$1,249	$1,272	5	(15)

ROE	23%	26%	32%	32%	33%
Overhead ratio	44	48	41	43	41
Equity (period-end and average)	$19,000	$15,500	$15,500	$15,500	$15,500	23	23

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$121,816	$127,791	$123,982	$124,288	$121,865	(5)	-
Auto	52,952	52,757	50,810	50,865	50,552	-	5
Student	10,316	10,541	10,777	11,040	11,323	(2)	(9)
Total loans	$185,084	$191,089	$185,569	$186,193	$183,740	(3)	1

SELECTED BALANCE SHEET DATA (average)
Total assets	$201,771	$200,753	$198,702	$196,921	$196,634	1	3
Loans:
Credit Card	123,261	124,111	123,912	122,855	123,564	(1)	-
Auto	52,741	51,824	50,432	50,677	50,045	2	5
Student	10,449	10,668	10,907	11,172	11,459	(2)	(9)
Total loans	$186,451	$186,603	$185,251	$184,704	$185,068	-	1

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$104.5	$112.6	$107.0	$105.2	$94.7	(7)	10
New accounts opened	2.1	2.4	1.7	1.5	1.7	(13)	24
Open accounts	65.5	65.3	65.0	64.8	64.7	-	1
Accounts with sales activity	31.0	32.3	30.0	30.0	29.4	(4)	5
% of accounts acquired online	51%	59%	53%	53%	52%

Merchant Services (Chase Paymentech Solutions)
Merchant processing volume (in billions)	$195.4	$203.4	$185.9	$185.0	$175.8	(4)	11
Total transactions (in billions)	9.1	9.6	8.9	8.8	8.3	(5)	10

Auto
Origination volume (in billions)	$6.7	$6.4	$6.4	$6.8	$6.5	5	3

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
CARD, MERCHANT SERVICES & AUTO (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$888	$891	$892	$1,014	$1,082	-%	(18)%
Auto	41	51	44	23	40	(20)	3
Student	84	104	88	77	64	(19)	31
Total net charge-offs	1,013	1,046	1,024	1,114	1,186	(3)	(15)
Net charge-off rate:
Credit Card (a)	2.93%	2.86%	2.86%	3.31%	3.55%
Auto	0.32	0.39	0.35	0.18	0.32
Student	3.26	3.87	3.20	2.76	2.27
Total net charge-off rate	2.21	2.23	2.19	2.42	2.60

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	1.61	1.67	1.69	1.69	1.94
Auto	0.92	1.15	0.93	0.95	0.92
Student (c)	2.75	2.56	2.60	2.23	2.06
Total 30+ day delinquency rate	1.47	1.58	1.53	1.52	1.67
90+ day delinquency rate - Credit Card (b)	0.80	0.80	0.79	0.82	0.97

Nonperforming assets (d)	$271	$280	$239	$243	$251	(3)	8
Allowance for loan losses:
Credit Card	3,591	3,795	4,097	4,445	4,998	(5)	(28)
Auto & Student	903	953	953	954	954	(5)	(5)
Total allowance for loan losses	4,494	4,748	5,050	5,399	5,952	(5)	(24)
Allowance for loan losses to period-end loans:
Credit Card (b)	2.96%	2.98%	3.31%	3.58%	4.10%
Auto & Student	1.43	1.51	1.55	1.54	1.54
Total allowance for loan losses to period-end loans	2.43	2.49	2.73	2.90	3.24

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$884	$1,051	$994	$994	$938	(16)	(6)
Net interest income	2,829	2,809	2,824	2,863	2,970	1	(5)
Total net revenue	3,713	3,860	3,818	3,857	3,908	(4)	(5)
Provision for credit losses	688	591	542	464	582	16	18
Noninterest expense	1,465	1,749	1,458	1,537	1,501	(16)	(2)
Income before income tax expense	1,560	1,520	1,818	1,856	1,825	3	(15)
Net income	$952	$927	$1,102	$1,093	$1,113	3	(14)

Percentage of average loans:
Noninterest revenue	2.91%	3.36%	3.18%	3.25%	3.08%
Net interest income	9.31	8.98	9.04	9.35	9.75
Total net revenue	12.22	12.34	12.22	12.59	12.83

(a)
Average credit card loans included loans held-for-sale of $315 million, $311 million and $67 million for the three months ended March 31, 2014, December 31, 2013 and September 30, 2013, respectively. These amounts are excluded when calculating the net charge-off rate. There were no loans held-for-sale for the three months ended June 30, 2013 and March 31, 2013.

(b)
Period-end credit card loans included loans held-for-sale of $304 million, $326 million and $310 million at March 31, 2014, December 31, 2013 and September 30, 2013, respectively. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans. There were no loans held-for-sale at June 30, 2013 and March 31, 2013.

(c)
Excluded student loans insured by U.S. government agencies under the FFELP of $687 million, $737 million, $769 million, $812 million and $881 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively, that are 30 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

(d)
Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $387 million, $428 million, $456 million, $488 million and $523 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively, that are 90 or more days past due. These amounts are excluded as reimbursement of insured amounts is proceeding normally.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
INCOME STATEMENT
REVENUE
Investment banking fees	$1,444	$1,671	$1,510	$1,717	$1,433	(14)%	1%
Principal transactions (a)	2,886	(162)	2,202	3,288	3,961	NM	(27)
Lending- and deposit-related fees	444	454	471	486	473	(2)	(6)
Asset management, administration and commissions	1,179	1,129	1,128	1,289	1,167	4	1
All other income	283	487	392	391	323	(42)	(12)
Noninterest revenue	6,236	3,579	5,703	7,171	7,357	74	(15)
Net interest income	2,370	2,441	2,486	2,705	2,783	(3)	(15)
TOTAL NET REVENUE (b)	8,606	6,020	8,189	9,876	10,140	43	(15)

Provision for credit losses	49	(19)	(218)	(6)	11	NM	345

NONINTEREST EXPENSE
Compensation expense	2,870	2,141	2,330	2,988	3,376	34	(15)
Noncompensation expense	2,734	2,751	2,669	2,754	2,735	(1)	-
TOTAL NONINTEREST EXPENSE	5,604	4,892	4,999	5,742	6,111	15	(8)

Income before income tax expense	2,953	1,147	3,408	4,140	4,018	157	(27)
Income tax expense	974	289	1,168	1,302	1,408	237	(31)
NET INCOME	$1,979	$858	$2,240	$2,838	$2,610	131	(24)

FINANCIAL RATIOS
ROE (c)	13%	6%	16%	20%	19%
Overhead ratio (d)	65	81	61	58	60
Compensation expense as a percent of total net revenue (e)	33	36	28	30	33

REVENUE BY BUSINESS
Advisory	$383	$434	$322	$304	$255	(12)	50
Equity underwriting	353	436	333	457	273	(19)	29
Debt underwriting	708	801	855	956	905	(12)	(22)
Total investment banking fees	1,444	1,671	1,510	1,717	1,433	(14)	1
Treasury Services	1,009	987	1,053	1,051	1,044	2	(3)
Lending	284	373	351	373	498	(24)	(43)
Total Banking	2,737	3,031	2,914	3,141	2,975	(10)	(8)
Fixed Income Markets	3,760	3,199	3,439	4,078	4,752	18	(21)
Equity Markets	1,295	873	1,249	1,296	1,340	48	(3)
Securities Services	1,011	1,025	996	1,087	974	(1)	4
Credit Adjustments & Other (a)(f)	(197)	(2,108)	(409)	274	99	91	NM
Total Markets & Investor Services	5,869	2,989	5,275	6,735	7,165	96	(18)
TOTAL NET REVENUE	$8,606	$6,020	$8,189	$9,876	$10,140	43	(15)

(a)
Included FVA (effective fourth quarter 2013) and debit valuation adjustments ("DVA") on OTC derivatives and structured notes, measured at fair value. FVA and DVA gains/(losses) were $(53) million and $(2.0) billion for the three months ended March 31, 2014 and December 31, 2013, respectively. DVA gains/(losses) were $(397) million, $355 million and $126 million for the three months ended September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Results are presented net of associated hedging activities.

(b)
Included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $600 million, $681 million, $537 million, $550 million and $529 million for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

(c)
Return on equity excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 15%, 17%, 19% and 18% for the three months ended December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. For additional information on this measure, see non-GAAP financial measures on page 35.

(d)
Overhead ratio excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 61%, 58%, 60% and 61% for the three months ended December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. For additional information on this measure, see non-GAAP financial measures on page 35.

(e)
Compensation expense as a percentage of total net revenue excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 27%, 27%, 31% and 34% for the three months ended December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. For additional information on this measure, see non-GAAP financial measures on page 35.

(f)
Primarily credit portfolio credit valuation adjustments (“CVA”), FVA and DVA on OTC derivatives and structured notes, and nonperforming derivative receivable results. Results are presented net of associated hedging activities.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
SELECTED BALANCE SHEET DATA (period-end)
Assets	$879,992	$843,577	$867,474	$873,527	$872,259	4%	1%
Loans:
Loans retained (a)	96,245	95,627	104,269	106,248	112,005	1	(14)
Loans held-for-sale and loans at fair value	8,421	11,913	3,687	4,564	5,506	(29)	53
Total loans	104,666	107,540	107,956	110,812	117,511	(3)	(11)
Equity	61,000	56,500	56,500	56,500	56,500	8	8

SELECTED BALANCE SHEET DATA (average)
Assets	$851,469	$849,320	$838,158	$878,801	$870,467	-	(2)
Trading assets - debt and equity instruments	306,140	308,374	300,135	336,118	342,323	(1)	(11)
Trading assets - derivative receivables	64,087	67,487	70,814	72,036	71,111	(5)	(10)
Loans:
Loans retained (a)	95,798	101,901	103,179	107,654	106,793	(6)	(10)
Loans held-for-sale and loans at fair value	8,086	4,326	5,113	5,950	5,254	87	54
Total loans	103,884	106,227	108,292	113,604	112,047	(2)	(7)

Equity	61,000	56,500	56,500	56,500	56,500	8	8

Headcount	51,837	52,250	52,445	51,771	51,634	(1)	-

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(1)	$(11)	$(4)	$(82)	$19	91	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(b)	75	163	176	227	340	(54)	(78)
Nonaccrual loans held-for-sale and loans at fair value	176	180	210	293	259	(2)	(32)
Total nonaccrual loans	251	343	386	520	599	(27)	(58)

Derivative receivables	392	415	431	448	412	(6)	(5)
Assets acquired in loan satisfactions	110	80	38	46	55	38	100
Total nonperforming assets	753	838	855	1,014	1,066	(10)	(29)
Allowance for credit losses:
Allowance for loan losses	1,187	1,096	1,138	1,287	1,246	8	(5)
Allowance for lending-related commitments	484	525	490	556	521	(8)	(7)
Total allowance for credit losses	1,671	1,621	1,628	1,843	1,767	3	(5)

Net charge-off/(recovery) rate (a)	—%	(0.04)%	(0.02)%	(0.31)%	0.07%
Allowance for loan losses to period-end loans retained (a)	1.23	1.15	1.09	1.21	1.11
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	2.18	2.02	2.01	2.35	2.17
Allowance for loan losses to nonaccrual loans retained (a)(b)	1,583	672	647	567	366
Nonaccrual loans to total period-end loans	0.24	0.32	0.36	0.47	0.51

(a)	Loans retained includes credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $13 million, $51 million, $56 million, $70 million and $73 million were held against these nonaccrual loans at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB's allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)
	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
BUSINESS METRICS
Assets under custody ("AUC") (period-end) (in billions)	$21,135	$20,485	$19,736	$18,929	$19,294	3	10

Client deposits and other third-party liabilities (average)	412,551	421,615	385,952	369,108	357,262	(2)	15

Trade finance loans (period-end)	32,491	30,752	34,356	36,375	38,985	6	(17)

95% Confidence Level - Total CIB VaR (average)

CIB trading VaR by risk type: (a)
Fixed income	$36	$39	$43	$35	$55	(8)%	(35)%
Foreign exchange	7	7	7	7	7	-	-
Equities	14	13	13	14	13	8	8
Commodities and other	11	15	13	13	15	(27)	(27)
Diversification benefit to CIB trading VaR (b)	(32)	(36)	(34)	(33)	(34)	11	6
CIB trading VaR (a)	36	38	42	36	56	(5)	(36)
Credit portfolio VaR (c)	13	11	12	13	15	18	(13)
Diversification benefit to CIB VaR (b)	(7)	(7)	(9)	(9)	(9)	-	22
CIB VaR (a)	42	42	45	40	62	-	(32)

(a)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. CIB trading VaR does not include DVA on structured notes and derivative liabilities. For further information, see VaR measurement on pages 144-146 of the 2013 Annual Report.

(b)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(c)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$246	$253	$256	$265	$259	(3)%	(5)%
Asset management, administration and commissions	23	26	28	30	32	(12)	(28)
All other income (a)	289	345	304	256	244	(16)	18
Noninterest revenue	558	624	588	551	535	(11)	4
Net interest income (b)	1,093	1,223	1,137	1,177	1,138	(11)	(4)
TOTAL NET REVENUE (c)	1,651	1,847	1,725	1,728	1,673	(11)	(1)

Provision for credit losses	5	43	(41)	44	39	(88)	(87)

NONINTEREST EXPENSE
Compensation expense	307	252	288	286	289	22	6
Noncompensation expense	374	396	367	361	348	(6)	7
Amortization of intangibles	5	5	6	5	7	-	(29)
TOTAL NONINTEREST EXPENSE	686	653	661	652	644	5	7

Income before income tax expense	960	1,151	1,105	1,032	990	(17)	(3)
Income tax expense	382	458	440	411	394	(17)	(3)
NET INCOME	$578	$693	$665	$621	$596	(17)	(3)

Revenue by product:
Lending (b)	$863	$1,009	$922	$971	$924	(14)	(7)
Treasury services	610	612	605	607	605	-	1
Investment banking	146	170	155	132	118	(14)	24
Other	32	56	43	18	26	(43)	23
Total Commercial Banking revenue	$1,651	$1,847	$1,725	$1,728	$1,673	(11)	(1)

Investment banking revenue, gross (d)	$447	$502	$448	$385	$341	(11)	31

Revenue by client segment:
Middle Market Banking	$698	$744	$745	$777	$753	(6)	(7)
Corporate Client Banking	446	488	459	444	433	(9)	3
Commercial Term Lending	308	298	311	315	291	3	6
Real Estate Banking (b)	116	206	118	113	112	(44)	4
Other	83	111	92	79	84	(25)	(1)
Total Commercial Banking revenue	$1,651	$1,847	$1,725	$1,728	$1,673	(11)	(1)

FINANCIAL RATIOS
ROE	17%	20%	20%	18%	18%
Overhead ratio	42	35	38	38	38

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)	The fourth quarter of 2013 included proceeds of $98 million from a lending-related workout.

(c)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $104 million, $129 million, $95 million, $90 million and $93 million for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

(d)	Represents the total revenue from investment banking products sold to CB clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$191,389	$190,782	$192,194	$184,124	$184,689	-%	4%
Loans:
Loans retained	138,088	135,750	133,090	130,487	129,534	2	7
Loans held-for-sale and loans at fair value	848	1,388	2,071	430	851	(39)	-
Total loans	$138,936	$137,138	$135,161	$130,917	$130,385	1	7
Equity	14,000	13,500	13,500	13,500	13,500	4	4

Period-end loans by client segment:
Middle Market Banking	$52,496	$52,289	$52,214	$52,053	$52,296	-	-
Corporate Client Banking	20,479	20,925	21,425	19,933	20,962	(2)	(2)
Commercial Term Lending	49,973	48,925	47,612	45,865	44,374	2	13
Real Estate Banking	11,615	11,024	10,057	9,395	9,003	5	29
Other	4,373	3,975	3,853	3,671	3,750	10	17
Total Commercial Banking loans	$138,936	$137,138	$135,161	$130,917	$130,385	1	7

SELECTED BALANCE SHEET DATA (average)
Total assets	$192,748	$189,710	$185,744	$184,951	$182,620	2	6
Loans:
Loans retained	136,651	134,490	131,019	130,338	128,490	2	6
Loans held-for-sale and loans at fair value	1,039	1,070	599	1,251	800	(3)	30
Total loans	$137,690	$135,560	$131,618	$131,589	$129,290	2	6
Client deposits and other third-party liabilities	202,944	205,335	196,802	195,232	195,968	(1)	4
Equity	14,000	13,500	13,500	13,500	13,500	4	4

Average loans by client segment:
Middle Market Banking	$51,742	$51,730	$51,379	$52,205	$52,013	-	(1)
Corporate Client Banking	20,837	21,012	20,261	21,344	21,061	(1)	(1)
Commercial Term Lending	49,395	48,313	46,656	45,087	43,845	2	13
Real Estate Banking	11,408	10,675	9,675	9,277	8,677	7	31
Other	4,308	3,830	3,647	3,676	3,694	12	17
Total Commercial Banking loans	$137,690	$135,560	$131,618	$131,589	$129,290	2	6

Headcount	6,976	6,848	6,761	6,660	6,511	2	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(14)	$25	$16	$9	$(7)	NM	(100)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)	468	471	558	505	643	(1)	(27)
Nonaccrual loans held-for-sale and loans
at fair value	17	43	8	8	26	(60)	(35)
Total nonaccrual loans	485	514	566	513	669	(6)	(28)

Assets acquired in loan satisfactions	20	15	19	30	12	33	67
Total nonperforming assets	505	529	585	543	681	(5)	(26)
Allowance for credit losses:
Allowance for loan losses	2,690	2,669	2,647	2,691	2,656	1	1
Allowance for lending-related commitments	141	142	171	183	183	(1)	(23)
Total allowance for credit losses	2,831	2,811	2,818	2,874	2,839	1	-

Net charge-off/(recovery) rate (b)	(0.04)%	0.07%	0.05%	0.03%	(0.02)%
Allowance for loan losses to period-end loans retained	1.95	1.97	1.99	2.06	2.05
Allowance for loan losses to nonaccrual loans retained (a)	575	567	474	533	413
Nonaccrual loans to total period-end loans	0.35	0.37	0.42	0.39	0.51

(a)
Allowance for loan losses of $86 million, $81 million, $102 million, $79 million and $99 million was held against nonaccrual loans retained at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

(b)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,100	$2,314	$2,017	$2,018	$1,883	(9)%	12%
All other income	118	280	168	138	211	(58)	(44)
Noninterest revenue	2,218	2,594	2,185	2,156	2,094	(14)	6
Net interest income	560	585	578	569	559	(4)	-
TOTAL NET REVENUE	2,778	3,179	2,763	2,725	2,653	(13)	5

Provision for credit losses	(9)	21	—	23	21	NM	NM

NONINTEREST EXPENSE
Compensation expense	1,256	1,343	1,207	1,155	1,170	(6)	7
Noncompensation expense	799	828	774	716	684	(4)	17
Amortization of intangibles	20	74	22	21	22	(73)	(9)
TOTAL NONINTEREST EXPENSE	2,075	2,245	2,003	1,892	1,876	(8)	11

Income before income tax expense	712	913	760	810	756	(22)	(6)
Income tax expense	271	345	284	310	269	(21)	1
NET INCOME	$441	$568	$476	$500	$487	(22)	(9)

REVENUE BY CLIENT SEGMENT (a)
Private Banking	$1,509	$1,599	$1,484	$1,479	$1,446	(6)	4
Institutional	500	780	527	568	567	(36)	(12)
Retail	769	800	752	678	640	(4)	20
TOTAL NET REVENUE	$2,778	$3,179	$2,763	$2,725	$2,653	(13)	5

FINANCIAL RATIOS
ROE	20%	25%	21%	22%	22%
Overhead ratio	75	71	72	69	71
Pretax margin ratio	26	29	28	30	29

Headcount	20,056	20,048	19,928	19,026	18,604	-	8

Number of Client advisors	2,925	2,962	2,995	2,804	2,797	(1)	5

(a)	Prior period amounts have been reclassified to conform with current period presentation.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$124,478	$122,414	$117,475	$115,157	$109,734	2	13
Loans (a)	96,934	95,445	90,538	86,043	81,403	2	19
Deposits	147,760	146,183	139,553	137,289	139,679	1	6
Equity	9,000	9,000	9,000	9,000	9,000	-	-

SELECTED BALANCE SHEET DATA (average)
Total assets	$122,668	$119,041	$114,275	$111,431	$107,911	3	14
Loans	95,661	92,712	87,770	83,621	80,002	3	20
Deposits	149,432	144,027	138,742	136,577	139,441	4	7
Equity	9,000	9,000	9,000	9,000	9,000	-	-

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$5	$4	$9	$4	$23	25	(78)
Nonaccrual loans	204	167	202	244	259	22	(21)
Allowance for credit losses:
Allowance for loan losses	263	278	260	270	249	(5)	6
Allowance for lending-related commitments	5	5	7	6	5	-	-
Total allowance for credit losses	268	283	267	276	254	(5)	6
Net charge-off rate	0.02%	0.02%	0.04%	0.02%	0.12%
Allowance for loan losses to period-end loans	0.27	0.29	0.29	0.31	0.31
Allowance for loan losses to nonaccrual loans	129	166	129	111	96
Nonaccrual loans to period-end loans	0.21	0.17	0.22	0.28	0.32

(a)
Included $19.7 billion, $18.9 billion, $17.5 billion, $14.8 billion and $12.7 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. For the same periods, excluded $3.4 billion, $3.7 billion, $4.0 billion, $4.8 billion and $5.6 billion of prime mortgage loans reported in the CIO portfolio within the Corporate/Private Equity segment, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2014
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2014	2013	2013	2013	2013	2013	2013
Assets by asset class
Liquidity	$444	$451	$446	$431	$454	(2)%	(2)%
Fixed income	340	330	328	325	331	3	3
Equity	373	370	346	316	312	1	20
Multi-asset and alternatives	491	447	420	398	386	10	27
TOTAL ASSETS UNDER MANAGEMENT	1,648	1,598	1,540	1,470	1,483	3	11
Custody/brokerage/administration/deposits	746	745	706	687	688	-	8
TOTAL CLIENT ASSETS	$2,394	$2,343	$2,246	$2,157	$2,171	2	10

MEMO:
Alternatives client assets (a)	$160	$158	$151	$147	$144	1	11

Assets by client segment
Private Banking	$377	$361	$352	$340	$339	4	11
Institutional	773	777	752	723	749	(1)	3
Retail	498	460	436	407	395	8	26
TOTAL ASSETS UNDER MANAGEMENT	$1,648	$1,598	$1,540	$1,470	$1,483	3	11

Private Banking	$992	$977	$935	$910	$909	2	9
Institutional	773	777	752	723	749	(1)	3
Retail	629	589	559	524	513	7	23
TOTAL CLIENT ASSETS	$2,394	$2,343	$2,246	$2,157	$2,171	2	10

Assets under management rollforward
Beginning balance	$1,598	$1,540	$1,470	$1,483	$1,426
Net asset flows:
Liquidity	(6)	7	13	(22)	(2)
Fixed income	5	1	1	4	2
Equity	3	5	7	7	15
Multi-asset and alternatives	12	10	11	14	13
Market/performance/other impacts	36	35	38	(16)	29
Ending balance	$1,648	$1,598	$1,540	$1,470	$1,483

Client assets rollforward
Beginning balance	$2,343	$2,246	$2,157	$2,171	$2,095
Net asset flows	15	25	39	(4)	20
Market/performance/other impacts	36	72	50	(10)	56
Ending balance	$2,394	$2,343	$2,246	$2,157	$2,171

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
							1Q14 Change
	1Q14	4Q13		3Q13	2Q13	1Q13	4Q13		1Q13
INCOME STATEMENT
REVENUE
Principal transactions	$350	$54		$378	$393	$(262)	NM	%	NM	%
Securities gains	26	7		26	124	509	271		(95)
All other income	148	1,894	(c)	83	(227)	114	(92)		30
Noninterest revenue	524	1,955		487	290	361	(73)		45
Net interest income	(156)	(203)		(366)	(676)	(594)	23		74
TOTAL NET REVENUE (a)	368	1,752		121	(386)	(233)	(79)		NM

Provision for credit losses	(11)	(13)		(17)	5	(3)	15		(267)

NONINTEREST EXPENSE
Compensation expense	687	551		551	624	573	25		20
Noncompensation expense (b)	683	1,331		9,890	1,345	642	(49)		6
Subtotal	1,370	1,882		10,441	1,969	1,215	(27)		13
Net expense allocated to other businesses	(1,536)	(1,441)		(1,345)	(1,253)	(1,213)	(7)		(27)
TOTAL NONINTEREST EXPENSE	(166)	441		9,096	716	2	NM		NM

Income/(loss) before income tax expense/(benefit)	545	1,324		(8,958)	(1,107)	(232)	(59)		NM
Income tax expense/(benefit)	205	537		(2,495)	(555)	(482)	(62)		NM
NET INCOME/(LOSS)	$340	$787		$(6,463)	$(552)	$250	(57)		36

MEMO:
TOTAL NET REVENUE
Private Equity	$363	$57		$398	$410	$(276)	NM		NM
Treasury and Chief Investment Office ("CIO")	2	(25)		(232)	(648)	113	NM		(98)
Other Corporate	3	1,720		(45)	(148)	(70)	(100)		NM
TOTAL NET REVENUE	$368	$1,752		$121	$(386)	$(233)	(79)		NM

NET INCOME/(LOSS)
Private Equity	$215	$13		$242	$212	$(182)	NM		NM
Treasury and CIO	(94)	(78)		(193)	(429)	24	(21)		NM
Other Corporate	219	852		(6,512)	(335)	408	(74)		(46)
TOTAL NET INCOME/(LOSS)	$340	$787		$(6,463)	$(552)	$250	(57)		36

TOTAL ASSETS (period-end)	$839,625	$805,987		$835,000	$806,044	$763,765	4		10

Headcount	22,474	20,717		19,843	18,720	18,026	8		25

(a)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $164 million, $144 million, $128 million, $105 million and $103 million for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

(b)
Included legal expense of $0.4 billion, $9.2 billion and $0.6 billion for the three months ended December 31, 2013, September 30, 2013 and June 30, 2013, respectively; legal expense for the three months ended March 31,2014 and March 31, 2013 was not material.

(c)	Included a $1.3 billion gain from the sale of Visa shares and a $493 million gain from the sale of One Chase Manhattan Plaza.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE ("CIO")
Securities gains	$26	$7	$26	$123	$503	271%	(95)%
Investment securities portfolio (average) (a)	345,147	344,949	348,622	355,920	365,639	-	(6)
Investment securities portfolio (period-end) (b)	345,021	347,562	350,527	349,044	360,230	(1)	(4)
Mortgage loans (average)	3,670	3,980	4,562	5,556	6,516	(8)	(44)
Mortgage loans (period-end)	3,522	3,779	4,161	4,955	5,914	(7)	(40)

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains/(losses)	$459	$(116)	$(142)	$40	$48	NM	NM
Unrealized gains/(losses) (c)	(60)	199	487	375	(327)	NM	82
Total direct investments	399	83	345	415	(279)	381	NM
Third-party fund investments	(1)	10	83	24	20	NM	NM
Total private equity gains/(losses) (d)	$398	$93	$428	$439	$(259)	328	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$1,291	$1,035	$538	$550	$578	25	123
Cost	612	672	345	346	350	(9)	75
Quoted public value	1,334	1,077	538	550	578	24	131
Privately-held direct securities
Carrying value	4,675	5,065	6,266	5,448	5,088	(8)	(8)
Cost	5,844	6,022	7,096	6,831	6,816	(3)	(14)
Third-party fund investments (e)
Carrying value	990	1,768	1,905	1,958	2,047	(44)	(52)
Cost	1,033	1,797	1,910	1,968	1,967	(43)	(47)
Total private equity portfolio
Carrying value	$6,956	$7,868	$8,709	$7,956	$7,713	(12)	(10)
Cost	7,489	8,491	9,351	9,145	9,133	(12)	(18)

(a)
Average investment securities included held-to-maturity balances of $43.9 billion, $13.8 billion and $1.9 billion for the three months ended March 31, 2014, December 31, 2013 and September 30, 2013, respectively. Held-to-maturity average balances for the other periods were not material.

(b)
Period-end investment securities included held-to-maturity balances of $47.3 billion, $24.0 billion and $4.5 billion at March 31, 2014, December 31, 2013 and September 30, 2013, respectively. Held-to-maturity balances for the other periods were not material.

(c)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated Statements of Income.

(e)
Unfunded commitments to third-party private equity funds were $160 million, $215 million, $232 million, $251 million, and $323 million at March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Mar 31, 2014
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2014	2013	2013	2013	2013	2013	2013
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	236,324	235,394	233,452	230,652	231,645	-	2
Loans - PCI	51,606	53,055	54,759	56,736	58,437	(3)	(12)
Total loans retained	287,930	288,449	288,211	287,388	290,082	-	(1)
Loans held-for-sale	238	614	139	708	—	(61)	NM
Total consumer, excluding credit card loans	288,168	289,063	288,350	288,096	290,082	-	(1)

Credit card loans
Loans retained (b)	121,512	127,465	123,672	124,288	121,865	(5)	-
Loans held-for-sale	304	326	310	—	—	(7)	NM
Total credit card loans	121,816	127,791	123,982	124,288	121,865	(5)	-
Total consumer loans	409,984	416,854	412,332	412,384	411,947	(2)	-

Wholesale loans (c)
Loans retained	311,718	308,263	310,588	308,208	310,582	1	-
Loans held-for-sale and loans at fair value	9,269	13,301	5,759	4,994	6,357	(30)	46
Total wholesale loans	320,987	321,564	316,347	313,202	316,939	-	1

Total loans	730,971	738,418	728,679	725,586	728,886	(1)	-

Derivative receivables	59,272	65,759	66,788	73,751	70,609	(10)	(16)
Receivables from customers and other (d)	26,494	26,883	24,618	23,852	30,111	(1)	(12)
Total credit-related assets	85,766	92,642	91,406	97,603	100,720	(7)	(15)

Lending-related commitments
Consumer, excluding credit card	56,541	56,057	58,787	62,303	60,874	1	(7)
Credit card	535,614	529,383	532,251	532,359	537,455	1	-
Wholesale	456,531	446,232	449,067	445,472	435,281	2	5
Total lending-related commitments	1,048,686	1,031,672	1,040,105	1,040,134	1,033,610	2	1

Total credit exposure	$1,865,423	$1,862,732	$1,860,190	$1,863,323	$1,863,216	-	-

Memo: Total by category
Consumer exposure (e)	$1,002,295	$1,002,433	$1,003,499	$1,007,175	$1,010,399	-	(1)
Wholesale exposures (f)	863,128	860,299	856,691	856,148	852,817	-	1
Total credit exposure	$1,865,423	$1,862,732	$1,860,190	$1,863,323	$1,863,216	-	-

(a)	Includes loans reported in CCB, and prime mortgage loans reported in the AM business segment and in Corporate/Private Equity.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	Includes loans reported in CIB, CB and AM business segments and Corporate/Private Equity.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated Balance Sheets.

(e)	Represents total consumer loans and consumer lending-related commitments.

(f)	Represents total wholesale loans, wholesale lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2014
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2014	2013	2013	2013	2013	2013	2013
NONPERFORMING ASSETS (a)
Consumer, excluding credit card loans	7,370	7,496	8,076	8,576	9,048	(2)%	(19)%
Credit card loans	—	—	1	1	1	-	NM
Total consumer nonaccrual loans (b)	7,370	7,496	8,077	8,577	9,049	(2)	(19)

Wholesale nonaccrual loans
Loans retained	753	821	950	1,001	1,247	(8)	(40)
Loans held-for-sale and loans at fair value	193	223	218	301	285	(13)	(32)
Total wholesale nonaccrual loans	946	1,044	1,168	1,302	1,532	(9)	(38)

Total nonaccrual loans	8,316	8,540	9,245	9,879	10,581	(3)	(21)

Derivative receivables	392	415	431	448	412	(6)	(5)
Assets acquired in loan satisfactions	765	751	704	714	746	2	3
Total nonperforming assets	9,473	9,706	10,380	11,041	11,739	(2)	(19)
Wholesale lending-related commitments (c)	95	206	244	283	244	(54)	(61)
Total nonperforming exposure	$9,568	$9,912	$10,624	$11,324	$11,983	(3)	(20)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	1.14%	1.16%	1.27%	1.36%	1.45%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	2.56	2.59	2.80	2.98	3.12
Total wholesale nonaccrual loans to total
wholesale loans	0.29	0.32	0.37	0.42	0.48

(a)
At March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.7 billion, $8.4 billion, $8.9 billion, $10.1 billion and $10.9 billion, respectively, that are 90 or more days past due; (2) real estate owned insured by U.S. government agencies of $2.1 billion, $2.0 billion, $1.9 billion, $1.8 billion and $1.7 billion, respectively; and (3) student loans insured by U.S. government agencies under the FFELP of $387 million, $428 million, $456 million, $488 million and $523 million, respectively, that are 90 or more days past due. These amounts are excluded based upon the government guarantee. In addition, the Firm's policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, nonmodified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.
(c) Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q14 Change
	1Q14	4Q13	3Q13	2Q13	1Q13	4Q13	1Q13
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$16,264	$17,571	$19,384	$20,780	$21,936	(7)%	(26)%
Net charge-offs:
Gross charge-offs	1,632	1,687	1,792	1,882	2,106	(3)	(23)
Gross recoveries	(363)	(359)	(446)	(479)	(381)	(1)	5
Net charge-offs	1,269	1,328	1,346	1,403	1,725	(4)	(26)
Write-offs of PCI loans (a)	61	53	—	—	—	15	NM
Provision for loan losses	917	76	(467)	10	569	NM	61
Other	(4)	(2)	—	(3)	—	(100)	NM
Ending balance	$15,847	$16,264	$17,571	$19,384	$20,780	(3)	(24)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$705	$677	$753	$716	$668	4	6
Provision for lending-related commitments	(67)	28	(76)	37	48	NM	NM
Other	—	—	—	—	—	-	-
Ending balance	$638	$705	$677	$753	$716	(10)	(11)

Total allowance for credit losses	$16,485	$16,969	$18,248	$20,137	$21,496	(3)	(23)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.52%	0.57%	0.59%	0.63%	0.85%
Credit card retained loans	2.93	2.86	2.86	3.31	3.55
Total consumer retained loans	1.24	1.26	1.27	1.43	1.65
Wholesale retained loans	0.02	0.03	0.03	(0.09)	0.05
Total retained loans	0.71	0.73	0.74	0.78	0.97
Consumer retained loans, excluding credit card and
PCI loans	0.63	0.70	0.73	0.79	1.06
Consumer retained loans, excluding PCI loans	1.42	1.44	1.47	1.66	1.92
Total retained, excluding PCI loans	0.77	0.79	0.81	0.85	1.06

Memo: Average retained loans
Consumer retained, excluding credit card loans	$288,547	$288,751	$287,729	$289,158	$291,588	-	(1)
Credit card retained loans	122,946	123,800	123,845	122,855	123,564	(1)	(1)
Total average retained consumer loans	411,493	412,551	411,574	412,013	415,152	-	(1)
Wholesale retained loans	309,037	311,090	306,008	308,277	303,919	(1)	2
Total average retained loans	$720,530	$723,641	$717,582	$720,290	$719,071	-	-

Consumer retained, excluding credit card and
PCI loans	$236,143	$234,858	$232,100	$231,655	$232,503	1	2
Consumer retained, excluding PCI loans	359,089	358,658	355,945	354,510	356,067	-	1
Total retained, excluding PCI loans	668,120	669,738	661,941	662,776	659,972	-	1

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. Any write-offs of PCI loans are recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2014
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2014	2013	2013	2013	2013	2013	2013
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$607	$601	$689	$713	$771	1%	(21)%
Formula-based	3,443	3,697	3,798	4,267	5,163	(7)	(33)
PCI	4,097	4,158	4,961	5,711	5,711	(1)	(28)
Total consumer, excluding credit card	8,147	8,456	9,448	10,691	11,645	(4)	(30)
Credit card
Asset-specific (a)(b)	606	971	1,080	1,227	1,434	(38)	(58)
Formula-based	2,985	2,824	3,017	3,218	3,564	6	(16)
Total credit card	3,591	3,795	4,097	4,445	4,998	(5)	(28)
Total consumer	11,738	12,251	13,545	15,136	16,643	(4)	(29)
Wholesale
Asset-specific (a)	144	181	209	228	228	(20)	(37)
Formula-based	3,965	3,832	3,817	4,020	3,909	3	1
Total wholesale	4,109	4,013	4,026	4,248	4,137	2	(1)
Total allowance for loan losses	15,847	16,264	17,571	19,384	20,780	(3)	(24)
Allowance for lending-related commitments	638	705	677	753	716	(10)	(11)
Total allowance for credit losses	$16,485	$16,969	$18,248	$20,137	$21,496	(3)	(23)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	2.83%	2.93%	3.28%	3.72%	4.01%
Credit card allowance to total credit card retained loans	2.96	2.98	3.31	3.58	4.10
Wholesale allowance to total wholesale retained loans	1.32	1.30	1.30	1.38	1.33
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.51	1.50	1.52	1.65	1.61
Total allowance to total retained loans	2.20	2.25	2.43	2.69	2.88
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	111	113	117	125	129
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	151	150	149	156	153
Wholesale allowance to wholesale retained nonaccrual loans	546	489	424	424	332
Total allowance to total retained nonaccrual loans	195	196	195	202	202

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.71	1.83	1.92	2.16	2.56
Total allowance to total retained loans	1.75	1.80	1.89	2.06	2.27
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	55	57	56	58	66
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	100	100	94	96	98
Total allowance to total retained nonaccrual loans	145	146	140	143	146

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses is related to loans that have been modified in a TDR; such allowance is calculated based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB's trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 30.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2014
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2014		2013	2013	2013	2013	2013	2013

CAPITAL (a)
Tier 1 capital	$173,495	(f)(g)	$165,663	$161,345	$164,027	$163,807	5%	6%
Total capital	209,449	(f)	199,286	196,224	199,148	198,926	5	5
Tier 1 common capital (b)	156,939	(f)	148,887	144,584	146,957	143,255	5	10
Risk-weighted assets	1,438,863	(f)	1,387,863	1,374,039	1,410,081	1,406,948	4	2
Adjusted average assets (c)	2,343,258	(f)	2,343,713	2,327,427	2,333,416	2,255,697	-	4
Tier 1 capital ratio	12.1	(f)%	11.9%	11.7%	11.6%	11.6%
Total capital ratio	14.6	(f)	14.4	14.3	14.1	14.1
Tier 1 leverage ratio	7.4	(f)	7.1	6.9	7.0	7.3
Tier 1 common capital ratio (b)	10.9	(f)	10.7	10.5	10.4	10.2

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders' equity	$204,572		$200,020	$195,512	$197,781	$197,128	2	4
Less: Goodwill	48,065		48,081	48,100	48,057	48,067	-	-
Less: Other intangible assets	1,489		1,618	1,817	1,951	2,082	(8)	(28)
Add: Deferred tax liabilities (e)	2,935		2,953	2,921	2,886	2,852	(1)	3
Total tangible common equity	$157,953		$153,274	$148,516	$150,659	$149,831	3	5

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders' equity	$201,797		$196,360	$197,232	$197,283	$194,733	3	4
Less: Goodwill	48,054		48,088	48,073	48,078	48,168	-	-
Less: Other intangible assets	1,548		1,741	1,878	2,026	2,162	(11)	(28)
Add: Deferred tax liabilities (e)	2,944		2,937	2,904	2,869	2,828	-	4
Total tangible common equity	$155,139		$149,468	$150,185	$150,048	$147,231	4	5

INTANGIBLE ASSETS (period-end)
Goodwill	$48,065		$48,081	$48,100	$48,057	$48,067	-	-
Mortgage servicing rights	8,552		9,614	9,490	9,335	7,949	(11)	8
Purchased credit card relationships	86		131	176	221	242	(34)	(64)
All other intangibles	1,403		1,487	1,641	1,730	1,840	(6)	(24)
Total intangible assets	$58,106		$59,313	$59,407	$59,343	$58,098	(2)	-

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$384,503		$389,863	$399,658	$362,314	$363,780	(1)	6
Interest-bearing	625,641		626,392	605,305	580,091	571,334	-	10
Non-U.S. offices:
Noninterest-bearing	13,590		17,611	20,964	19,515	19,979	(23)	(32)
Interest-bearing	258,971		253,899	255,175	241,030	247,414	2	5
Total deposits	$1,282,705		$1,287,765	$1,281,102	$1,202,950	$1,202,507	-	7

(a)
Basel III rules under the transitional Standardized Approach became effective on January 1, 2014; all prior period data is based on Basel I rules. For further discussion of the implementation of Basel III, see Regulatory capital on pages 161-165 of the 2013 Annual Report.

(b)
The Tier 1 common capital ratio is Tier 1 common capital divided by risk-weighted assets. Management, bank regulators, investors and analysts use Tier 1 common capital along with the other capital measures to assess and monitor the Firm’s capital position. Prior to Basel III becoming effective on January 1, 2014, Tier 1 common capital was a non-GAAP financial measure. For further discussion of the Tier 1 common capital ratio, see page 35.

(c)
Adjusted average assets, for purposes of calculating the leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(d)	For further discussion of TCE, see page 35.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

(g)	At March 31, 2014, TruPS included in Basel III Tier 1 capital were $2.7 billion.

JPMORGAN CHASE & CO.
PER SHARE-RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
								1Q14 Change
	1Q14	4Q13	3Q13		2Q13		1Q13	4Q13	1Q13
EARNINGS PER SHARE DATA
Basic earnings per share:
Net income/(loss)	$5,274	$5,278	$(380)		$6,496		$6,529	-%	(19)%
Less: Preferred stock dividends	227	190	229		204		182	19	25
Net income/(loss) applicable to common equity	5,047	5,088	(609)		6,292		6,347	(1)	(20)
Less: Dividends and undistributed earnings allocated to
participating securities	149	150	41	(f)	191		216	(1)	(31)
Net income/(loss) applicable to common stockholders	$4,898	$4,938	$(650)		$6,101		$6,131	(1)	(20)

Total weighted-average basic shares outstanding	3,787.2	3,762.1	3,767.0		3,782.4		3,818.2	1	(1)

Net income/(loss) per share	$1.29	$1.31	$(0.17)		$1.61		$1.61	(2)	(20)

Diluted earnings per share:
Net income/(loss) applicable to common stockholders	$4,898	$4,938	$(650)		$6,101		$6,131	(1)	(20)

Total weighted-average basic shares outstanding	3,787.2	3,762.1	3,767.0		3,782.4		3,818.2	1	(1)
Add: Employee stock options, SARs and warrants (a)	36.4	35.0	—	(g)	31.9		28.8	4	26
Total weighted-average diluted shares outstanding (b)	3,823.6	3,797.1	3,767.0		3,814.3		3,847.0	1	(1)

Net income/(loss) per share	$1.28	$1.30	$(0.17)		$1.60		$1.59	(2)	(19)

COMMON SHARES OUTSTANDING
Common shares - at period end	3,784.7	3,756.1	3,759.2		3,769.0		3,789.8	1	-
Cash dividends declared per share	$0.38	$0.38	$0.38		$0.38	(h)	$0.30	-	27
Book value per share	54.05	53.25	52.01		52.48		52.02	2	4
Tangible book value per share (c)	41.73	40.81	39.51		39.97		39.54	2	6
Dividend payout ratio	29%	29%	NM	%	23%		19%

SHARE PRICE (d)
High	$61.48	$58.55	$56.93		$55.90		$51.00	5	21
Low	54.20	50.25	50.06		46.05		44.20	8	23
Close	60.71	58.48	51.69		52.79		47.46	4	28
Market capitalization	229,770	219,657	194,312		198,966		179,863	5	28

COMMON EQUITY REPURCHASE PROGRAM (e)
Aggregate common equity repurchased	$385.9	$298.7	$739.7		$1,171.9		$2,578.3	29	(85)
Common equity repurchased	6.7	5.5	13.6		23.5		53.5	22	(87)
Average purchase price	$57.31	$54.27	$54.30		$50.01		$48.16	6	19

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and the warrants originally issued in 2008 under the U.S. Treasury's Capital Purchase Program to purchase shares of the Firm's common stock. The aggregate number of shares issuable upon the exercise of such options and warrants was 1 million, 1 million, 8 million and 13 million for the three months ended March 31, 2014, December 31, 2013, June 30, 2013 and March 31, 2013, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)
Tangible book value per share is a non-GAAP financial measure. Tangible book value per share represents tangible common equity divided by period-end common shares. For further discussion of this measure, see page 42.

(d)	For additional information on the listing and trading of common stock, see footnote (c) page 2.

(e)
On March 26, 2014, the Firm announced that following the Board of Governors of the Federal Reserve System (“Federal Reserve”) release of the 2014 CCAR results, JPMorgan Chase & Co. is authorized to repurchase $6.5 billion of common equity between April 1, 2014 and March 31, 2015. Such repurchases will be done pursuant to the $15.0 billion common equity (i.e., common stock and warrants) repurchase program previously authorized by the Firm on March 13, 2012.

(f)
Due to the net loss applicable to common equity during the three months ended September 30, 2013, dividends were only deemed to be distributed to participating security holders, and such security holders do not share in losses. Net losses were completely allocated to common stockholders.

(g)
Due to the net loss applicable to common stockholders during the three months ended September 30, 2013, no common equivalent shares have been included in the computation of diluted earnings per share for the period as the effect would be antidilutive.

(h)	On May 21, 2013, the Board of Directors increased the quarterly common stock dividend from $0.30 to $0.38 per share.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm's capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)
In addition to analyzing the Firm's results on a reported basis, management reviews the Firm's consolidated results and the results of the lines of business on a “managed” basis. The definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total consolidated net revenue for the Firm (and total net revenue for each of the business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on consolidated net income/(loss) as reported by the Firm or net income/(loss) as reported by the lines of business.

(b)
The ratio of the allowance for loan losses to period-end loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB's trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), ROTCE, Tangible book value per share ("TBVPS"), and Tier 1 common capital under Basel I rules. TCE represents common stockholders' equity (i.e., total stockholders' equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures consolidated earnings as a percentage of average TCE. TBVPS represents the Firm's tangible common equity divided by period-end common shares. Tier 1 common capital and the Tier 1 common ratio under Basel I rules, along with other capital measures, are used by management, bank regulators, investors and analysts to assess and monitor the Firm's capital position. TCE, ROTCE, and TBVPS are meaningful to management, as well as investors and analysts, in assessing the Firm's use of equity. For additional information on Tier 1 common under Basel I and III, see Regulatory capital on pages 161-165 of the 2013 Annual Report. All of the aforementioned measures are useful to the Firm, as well as analysts and investors, in facilitating comparisons of the Firm with competitors.

(d)	Corporate & Investment Bank provides several non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:

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The ratio for the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

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Prior to January 1, 2014, the CIB provided several non-GAAP financial measures excluding the impact of FVA (effective fourth quarter 2013) and DVA on: net revenue, net income, compensation ratio and return on equity. Beginning in the first quarter 2014, the Firm did not exclude FVA and DVA from its assessment of business performance; however, the Firm continued to present these non-GAAP measures for the periods prior to January 1, 2014, as they reflected how management assessed the underlying business performance of the CIB in those prior periods.